UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           August 28, 2008

HI-TECH PHARMACAL CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 28, 2008, Hi-Tech Pharmacal Co., Inc. (“Hi-Tech”) issued a press release announcing that it filed a complaint in the U.S. District Court for the District of Columbia against the U.S. Food and Drug Administration requesting a declaratory judgment related to Hi-Tech’s Abbreviated New Drug Application for dorzolamide hydrochloride with timolol ophthalmic solution, which is the generic equivalent of Merck’s Cosopt®, which is used in the treatment of glaucoma. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HI-TECH PHARMACAL CO., INC.

Date: August 28, 2008	By:	/s/ David S. Seltzer
Name: David S. Seltzer Title: President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Hi-Tech Pharmacal Co., Inc. Press Release dated August 28, 2008.

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